Segment information	3 Months Ended
Mar. 31, 2026
Operating Segments [Abstract]
Segment information	Segment informationThe Company reports segment information based on internal reports used by the chief operating decision maker (“CODM”) to make operating and resource allocation decisions and to assess performance. The CODM is the Chief Executive Officer. The CODM makes decisions and assesses performance of the Company on a consolidated basis such that the Company is a single reportable operating segment.
The following tables present details on revenues derived in the following geographical locations for the three months ended March 31, 2026 and 2025.

	Three months ended March 31,
	2026	2025
	$	$
North America
Canada	3,410	3,090
United States	43,403	40,660
Rest of World	18,807	13,546
	65,620	57,296